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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 27, 2005
                                                         -----------------

                           Strategic Diagnostics Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                  000-68440                  56-1581761
      ---------------           ----------------         --------------------
      (State or Other           (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)              Identification No.)
       Incorporation)


           111 Pencader Drive
               Newark, DE                                        19702
----------------------------------------                   ------------------
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (302) 456-6789


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 27, 2005, the Board of Directors of Strategic Diagnostics Inc. (the "Corporation") approved the accelerated vesting, effective as of December 31, 2005, of all unvested stock options granted to employees and non-employee directors from 2002 through 2005 under the Corporation's 2000 Stock Incentive Plan, as well as options granted to the Corporation's Chief Executive Officer under his original employment agreement. The acceleration of vesting of these options will reduce non-cash compensation expense that would have been recorded in the Corporation's income statement in future periods as a result of the adoption of Financial Accounting Standards Board Statement No. 123R (Share-Based Payment) in January 2006.

         As a result of the acceleration, options to purchase approximately 361,000 shares of the Corporation's common stock (which represent 23% of the Corporation's currently outstanding stock options) will become exercisable on December 31, 2005. The accelerated options range in exercise price from $2.51 to $4.12 per share and the weighted average exercise price of the accelerated options is $3.41 per share. Of the 361,000 shares that will become exercisable, approximately 179,000 of these shares are "in the money" as of December 27, 2005, meaning that the exercise price is at or below the price of the Corporation's common stock on that date. The weighted average exercise price of the "in the money" shares at that date is $2.98. The options subject to acceleration included options to purchase approximately 222,000 shares held in the aggregate by executive officers and approximately 48,000 shares held in the aggregate by non-employee directors of the Corporation. Of these 270,000 shares, approximately 147,000 were "in the money" as of December 27, 2005.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STRATEGIC DIAGNOSTICS INC.



                                            By: /s/ Anthony J. Simonetta
                                               --------------------------------
                                                    Anthony J. Simonetta
                                                    Chief Financial Officer


Dated: December 30, 2005